UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011

DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13760 Noel Road, Suite 830 Dallas, Texas (Address of Principal Executive Offices)	75240 (Zip Code)

Registrant’s telephone number, including area code: (214) 378-8992

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

          On March 17, 2011, DRI Corporation noted in a press release that President Barack Obama recently signed into law the continuing legislation to extend the federal program for U.S. highway, transit and highway safety programs until Sept. 30, 2011.  The new continuing legislation extends the original authorizing legislation -- the Safe, Accountable, Flexible, Efficient Transportation Act: A Legacy for Users (“SAFETEA-LU”) -- which expired in fiscal year 2009.

          In the same press release, the Company also said the Company’s management was among the more than 600 public transportation industry leaders convening in Washington, D.C., at the American Public Transportation Association Legislative Conference, March 14-16, 2011.

          The Company incorporates by reference the information included in Item 7.01 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the U.S. Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits.
(a)	Exhibits.
	99.1	Press release dated March 17, 2011.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 17, 2011
DRI CORPORATION

		By:	/s/ Kathleen B. Oher
Kathleen B. Oher
Vice President, Chief Financial Officer, Secretary and Treasurer